Exhibit 10.9

Order Sheet

Comtec Plus Co., Ltd.

TEL. 02-868-5810 FAX. 02-868-5812

September 4, 2008

Taxpayer Identification Number

Orderer

Name of Company

Comtec Plus Co., Ltd.

Name of Representative

Joon Young Chang

Supplier

e-Smart Korea, Inc.

Address

908 B, 6F, e-Space B/D, 212-6 Guro-dong, Guro-gu, Seoul, Korea

Address

642-9 Yeoksam-Dong, Gangnam-Gu, Seoul

Type of Business

Network Communication Service

Items of Business

TEL. 02-2185-5887

FAX. 02-2185-5889

Price : FOUR HUNDRED THOUSAND WON (KRW 400,000) / VAT not included

NO

Name of Product

Specification

Unit

Quantity

Unit Price

Price

1

I AM Card

Contact Type

EA

20

20,000

400,000

Total

400,000

Reference :

1. Date of Delivery : Negotiable

2. Terms of Payment : Cash

E-SMART KOREA INC.
TEL. +822.2185.5886~8 FAX. +822.2185.5889

e-Smart Korea

642-9, Songchon B/D 9F, Yeoksam-dong
Gangnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product	Specification	Unit	Quantity	Remarks
I AM CARD	Contact Type	EA	20	

The above products have been duly received.

September 4, 2008

Name of Company : Comtec Plus Co., Ltd.

Department : C E O

Name : Joon Young Chang

http://www.esmartkorea.com